Filed pursuant to Rule 497(a)

Registration No. 333-232387

Rule 482ad

GBDC Shareholder Letter

Dear Shareholder,

GBDC has had a consistent approach to raising capital dating back to its IPO in April 2010: GBDC seeks to raise capital when the Company believes doing so would be good for existing GBDC stockholders, good for new GBDC stockholders and good for the Company. We announced today a rights offering that we believe is consistent with this long-standing approach. The purpose of this letter is to put today’s announcement in the context of the opportunities and risks we see in the current economic environment and the actions we’re taking to position GBDC for long-term success.

In the face of a global pandemic where many businesses have been forced to immediately shut down and where many parts of the country are under orders to stay at home, our job now as stewards of GBDC is to ask the question, what should GBDC do in this unprecedented environment? We believe the answer is that GBDC should raise capital that will both fortify GBDC’s balance sheet now and create opportunities in the future. Fortifying GBDC’s balance sheet is important so that we can navigate through these uncharted waters and support those of our portfolio companies that may need additional capital to get through this crisis.

Creating opportunities in the future is important so that when this period ends, GBDC is well positioned to play offense on new transactions that we believe are likely to be particularly attractive. We believe recent market events will likely move the pendulum back toward a sustained lender friendly environment, much like we saw after the last recession.

It is a difficult decision to sell shares below NAV, but we believe a rights offering will result in a net benefit to stockholders. We have structured the offering to be as shareholder friendly as possible under these circumstances. For instance:

•	We purposely structured this equity raise as a rights offering to permit existing shareholders to subscribe for their pro rata rights and avoid dilution

•	For those shareholders who won’t be able to subscribe, we structured the ability to monetize, in part, the value of their rights via the ability to sell their rights

•	Certain affiliates of Golub Capital LLC, an affiliate of GC Advisors, have indicated that they intend to over-subscribe and to make a total investment of up to $125 million in shares of our common stock pursuant to exercise of the primary subscription rights and/or the over- subscription privilege.

© 2020 golub capital llc	1

Filed pursuant to Rule 497(a)

Registration No. 333-232387

Rule 482ad

We made the decision to launch this rights offering because we think it is important for GBDC to have an even stronger foundation to navigate through these uncertain times. We believe the rights offering complements the following additional steps that we proactively and aggressively commenced when the COVID-19 pandemic began to impact the U.S. economy:

•	Gather more information. In order to better understand the impact of the outbreak on consumer behavior, we are aggressively gathering information from third-party experts, from the CEOs and CFOs of our obligors, from our private equity sponsor partners and from other sources. We believe that better information leads to earlier insights, better decision-making and ultimately better investment outcomes, so we are vigorously compiling and synthesizing data. We believe our strong partnerships with sponsors, portfolio companies, industry consultants and other experts position us well as we engage on this initiative.

•	Establish strong lines of communication with sponsors. We are reaching out to our private equity sponsor partners to establish candid, two-way, real-time communications. We believe that doing so will facilitate early detection of problems, and early detection means more and better potential solutions. Our long-term relationships with sponsors (and their and our desire to sustain these relationships) create an extra incentive for them to be open with us and collaborative in addressing portfolio company needs together.

•	Focus on vulnerable credits. Our underwriting team is segmenting our portfolio, seeking to highlight those obligors with moderate or higher risk of material impacts from COVID-19. Some of our obligors, such as mission-critical software providers, we expect are likely to be very resilient with strong revenue and profit stability. Others, such as our restaurant obligors, may be more vulnerable. By segmenting our portfolio, we believe we can focus now on the credits that are more likely to require attention later. We believe that early identification of vulnerable credits means more and better solutions.

•	Go on offense. We believe that the syndicated market and many of our buy-and-hold competitors will freeze as a consequence of COVID-19 uncertainties and market tumult. We don’t freeze. In 2008-09 and in other tumultuous times, Golub Capital has excelled by staying open for business, focusing on top credits and building market share. While prudence dictates that we and our sponsor partners proceed with caution, we believe this period is likely to present opportunities as well as risks.

© 2020 golub capital llc	2

Filed pursuant to Rule 497(a)

Registration No. 333-232387

Rule 482ad

We have always put shareholders first and believe that this offering positions GBDC to stand on a strong foundation. Golub Capital is committed to the ongoing success of GBDC and is focused on capital preservation and long-term shareholder value creation. We thank you for your support, and wish you and your families good health.

Sincerely,

David B. Golub

Chief Executive Officer

President, Golub Capital

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Golub Capital BDC, Inc. before investing. The prospectus contains this and other information about Golub Capital BDC, Inc. The prospectus should be read carefully before investing. A copy of the final prospectus to the rights offering may be obtained from Broadridge Corporate Issuer Solutions, Inc., the Information Agent, by calling (toll-free) at (888) 789-8409, by e-mail at shareholder@broadridge.com or by mail at Broadridge Corporate Issuer Solutions, Inc., Attention: BCIS Re-Organization Dept., P.O. Box 1317 Brentwood, New York 11717-0693.

This letter does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities referred to in this letter in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

© 2020 golub capital llc	3

Filed pursuant to Rule 497(a)

Registration No. 333-232387

Rule 482ad

Forward-Looking Statements

This letter may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this letter may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this letter.

© 2020 golub capital llc	4